ServiceNow Reports Second Quarter 2019 Financial Results

•	Subscription revenues of $781 million in Q2 2019, representing 33% year-over-year growth

•	39 transactions over $1 million in net new annual contract value in Q2 2019

•	766 total customers with over $1 million in annual contract value, representing 33% year-over-year growth

SANTA CLARA, Calif. - Jul. 24, 2019 - ServiceNow (NYSE: NOW) today announced financial results for its second quarter ended June 30, 2019, with subscription revenues of $781 million in Q2 2019, representing 33% year-over-year growth.

ServiceNow, the leading digital workflow company making work, work better for people, serves almost 75% of Fortune 500 companies. During the quarter, ServiceNow closed 39 transactions with more than $1 million in net new annual contract value (ACV). The company now has 766 total customers with more than $1 million in ACV, representing 33% year-over-year growth in customers.

“We delivered another strong quarter, continuing our focus on driving customer success and enabling digital transformation as a strategic partner to the world’s largest enterprises,” said John Donahoe, ServiceNow president and chief executive officer. “Technology should make life at work as simple, easy and convenient as it has made our lives at home. That’s what we’re enabling with our customers through the power of our Now Platform, product portfolio and native mobile capabilities.”

“Total remaining performance obligations at the end of June 2019 was $5.4 billion, representing 35% year-over-year growth,” said Michael Scarpelli, ServiceNow chief financial officer. “This strong growth reflects the continued strength of our product portfolio and our focus on developing strategic relationships with our customers. We now have 98 customers with more than $5 million in ACV, representing 72% year-over-year growth in customers.”

Second Quarter 2019 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the second quarter 2019:

	Second Quarter 2019 GAAP Results		Second Quarter 2019 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$781.0	33%			$797.6	36%
Professional services and other revenues	$52.9	16%			$54.4	19%
Total revenues	$833.9	32%			$851.9	35%

Subscription billings			$816.9	32%	$827.8	34%
Professional services and other billings			$54.1	10%	$55.6	13%
Total billings			$871.0	31%	$883.4	33%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$645.5	83%	$670.2	86%
Professional services and other gross profit (loss)	($9.8)	(18%)	$1.2	2%
Total gross profit	$635.8	76%	$671.4	81%
Income (loss) from operations	($27.0)	(3%)	$153.0	18%
Net cash provided by operating activities	$243.7	29%
Free cash flow			$193.8	23%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income (loss)	($11.1)	($0.06)	$137.5	$0.74 / $0.71

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the third quarter 2019:

	Third Quarter 2019 GAAP Guidance		Third Quarter 2019 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$830 - $835	32% - 33%			$836 - $841	33% - 34%
Subscription billings			$848 - $853	26% - 27%	$857 - $862	27% - 28%

				Margin (%)
Income from operations				23%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			195

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)	Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of June 30, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our updated guidance for fiscal year 2019:

	Full-Year 2019 GAAP Guidance		Full-Year 2019 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$3,245 - $3,255	34%			$3,289 - $3,299	36%
Subscription billings			$3,740 - $3,750	30%	$3,804 - $3,814	32%

				Margin (%)
Subscription gross profit				86%
Income from operations				21%
Free cash flow				28%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			194

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2019 guidance are based on foreign exchange rates as of June 30, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2019 guidance against our previously issued full-year 2019 guidance dated April 24, 2019:

	Comparison of Updated Full-Year 2019 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$3,243	$2	$0	$5	$3,250

Non-GAAP subscription billings(6)	$3,733	$2	$5	$5	$3,745

(1)	Numbers are rounded for presentation purposes.

(2)	Refers to previously issued full-year 2019 guidance dated April 24, 2019.

(3)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2019 guidance are based on foreign exchange rates in effect at the end of the current quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q2 2019 actual results and the rates as of March 31, 2019 assumed in our previously issued guidance dated April 24, 2019 plus (ii) the impact of the difference between the exchange rates in effect as of June 30, 2019 assumed in our updated full-year 2019 guidance, and the rates as of March 31, 2019 assumed in our previously issued guidance dated April 24, 2019.

(4)	Represents the impact of billings greater than 12 months in excess of guidance assumptions.

(5)	Represents the updated full-year 2019 guidance presented in the table above.

(6)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on July 24, 2019. Interested parties may listen to the call by dialing (877) 824‑2843 (passcode: 6382847), or if outside North America, by dialing (647) 689‑5665 (passcode: 6382847). Individuals may access the live teleconference from this webcast link:
https://event.on24.com/wcc/r/2019846/2ADE1BEE718F0016DF30AAB494DFBE7C
An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (passcode: 6382847), or if outside North America, by dialing (416) 621‑4642 (passcode: 6382847).
Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2018, the average exchange rates in effect for our major currencies were 1 USD to 0.8387 Euros and 1 USD to 0.7350 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q2 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.8899 Euros and 1 USD 0.7781 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross profit, Income from operations and Net income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers, sell to very large and regulated organizations with complex sales cycles, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended June 30, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2018.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise.  For more information, visit: www.servicenow.com.

© 2019 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, Now Platform, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Kari Ramirez
408.607.1315
press@servicenow.com

Investor Contact:
Kendall Toyne
408.831.6040
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenues:
Subscription	$780,989	$585,282	$1,520,975	$1,128,607
Professional services and other	52,915	45,774	101,855	91,671
Total revenues	833,904	631,056	1,622,830	1,220,278
Cost of revenues (1):
Subscription	135,479	101,699	262,068	197,097
Professional services and other	62,668	51,466	122,331	99,541
Total cost of revenues	198,147	153,165	384,399	296,638
Gross profit	635,757	477,891	1,238,431	923,640
Operating expenses (1):
Sales and marketing	393,895	310,869	755,304	594,570
Research and development	183,420	127,916	355,942	245,184
General and administrative	85,442	71,095	169,898	136,158
Total operating expenses	662,757	509,880	1,281,144	975,912
Loss from operations	(27,000)	(31,989)	(42,713)	(52,272)
Interest expense	(8,269)	(15,498)	(16,437)	(32,562)
Interest income and other income (expense), net	18,954	6,638	31,379	36,625
Loss before income taxes	(16,315)	(40,849)	(27,771)	(48,209)
Provision for (benefit from) income taxes	(5,236)	11,897	(15,147)	(6,085)
Net loss	$(11,079)	$(52,746)	$(12,624)	$(42,124)
Net loss per share - basic and diluted	$(0.06)	$(0.30)	$(0.07)	$(0.24)
Weighted-average shares used to compute net loss per share - basic and diluted	186,677,622	177,343,176	184,418,903	176,418,984

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cost of revenues:
Subscription	$19,117	$12,538	$35,139	$23,829
Professional services and other	10,951	8,342	20,882	15,903
Sales and marketing	69,229	57,069	131,359	109,151
Research and development	50,041	33,780	93,623	62,378
General and administrative	22,422	23,831	48,207	45,640

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$583,581	$566,204
Short-term investments	1,069,803	931,718
Accounts receivable, net	503,376	574,810
Current portion of deferred commissions	152,045	139,890
Prepaid expenses and other current assets	133,482	132,071
Total current assets	2,442,287	2,344,693
Deferred commissions, less current portion	287,432	282,490
Long-term investments	746,716	581,856
Property and equipment, net (1)	364,007	347,216
Operating lease right-of-use assets (1)	397,950	—
Intangible assets, net	121,599	100,582
Goodwill	152,472	148,845
Other assets	90,240	73,458
Total assets	$4,602,703	$3,879,140
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$65,711	$30,733
Accrued expenses and other current liabilities (1)	360,916	330,246
Current portion of deferred revenue	1,752,220	1,651,594
Current portion of operating lease liabilities (1)	46,132	—
Total current liabilities	2,224,979	2,012,573
Deferred revenue, less current portion	37,159	38,597
Operating lease liabilities, less current portion (1)	382,812	—
Convertible senior notes, net	678,145	661,707
Other long-term liabilities (1)	18,662	55,064
Stockholders’ equity (1)	1,260,946	1,111,199
Total liabilities and stockholders’ equity	$4,602,703	$3,879,140

(1)
We adopted Topic 842 using the modified retrospective method as of January 1, 2019 and elected the transition option that allows us not to restate the comparative periods in our financial statements in the year of adoption.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cash flows from operating activities:
Net loss	$(11,079)	$(52,746)	$(12,624)	$(42,124)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	60,328	35,207	115,777	68,618
Amortization of deferred commissions	39,974	33,885	79,531	64,304
Amortization of debt discount and issuance costs	8,269	15,498	16,437	32,562
Stock-based compensation	171,760	135,560	329,210	256,901
Deferred income taxes	(1,593)	(6,578)	(3,073)	(30,926)
Gain on marketable equity securities	—	(802)	—	(19,257)
Repayments of convertible senior notes attributable to debt discount	—	(78,897)	—	(87,557)
Other	(4,047)	4,098	(3,323)	(1,707)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(79,751)	(3,562)	71,354	65,940
Deferred commissions	(50,595)	(50,520)	(97,194)	(92,995)
Prepaid expenses and other assets	5,176	17,848	(28,483)	2,040
Accounts payable	18,531	(3,507)	25,093	(2,632)
Deferred revenue	38,820	47,356	100,190	131,089
Accrued expenses and other liabilities	47,942	33,056	11,688	31,720
Net cash provided by operating activities	243,735	125,896	604,583	375,976
Cash flows from investing activities:
Purchases of property and equipment	(49,896)	(52,991)	(97,020)	(88,362)
Business combinations, net of cash and restricted cash acquired	—	(24,940)	—	(24,940)
Purchases of other intangibles	(36,160)	(3,000)	(36,160)	(10,850)
Purchases of investments	(361,859)	(3,783)	(800,641)	(379,913)
Sales of investments	1,593	39,975	8,169	39,975
Maturities of investments	243,840	271,051	500,149	453,156
Realized (losses) gains on derivatives not designated as hedging instruments, net	(35)	—	22,113	—
Net cash (used in) provided by investing activities	(202,517)	226,312	(403,390)	(10,934)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(242,579)	—	(271,185)
Proceeds from employee stock plans	10,207	8,762	63,300	61,419
Taxes paid related to net share settlement of equity awards	(108,126)	(68,976)	(247,619)	(154,531)
Payments on financing obligations	—	(288)	—	(576)
Net cash used in financing activities	(97,919)	(303,081)	(184,319)	(364,873)
Foreign currency effect on cash, cash equivalents and restricted cash	207	(13,996)	1,286	(7,505)
Net (decrease) increase in cash, cash equivalents and restricted cash	(56,494)	35,131	18,160	(7,336)
Cash, cash equivalents and restricted cash at beginning of period	643,192	685,362	568,538	727,829
Cash, cash equivalents and restricted cash at end of period	$586,698	$720,493	$586,698	$720,493

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	Growth Rates	June 30, 2019	June 30, 2018	Growth Rates
Subscription revenues:
GAAP subscription revenues	$780,989	$585,282	33%	$1,520,975	$1,128,607	35%
Effects of foreign currency rate fluctuations	16,577			37,034
Non-GAAP adjusted subscription revenues (1)	$797,566		36%	$1,558,009		38%

Subscription billings:
GAAP subscription revenues	$780,989	$585,282	33%	$1,520,975	$1,128,607	35%
Change in subscription deferred revenue, unbilled receivables and customer deposits	35,915	31,597		105,526	126,669
Non-GAAP subscription billings	816,904	616,879	32%	1,626,501	1,255,276	30%
Effects of foreign currency rate fluctuations	17,014			38,687
Effects of fluctuations in billings duration	(6,115)			12,311
Non-GAAP adjusted subscription billings (2)	$827,803		34%	$1,677,499		34%

Professional services and other revenues:
GAAP professional services and other revenues	$52,915	$45,774	16%	$101,855	$91,671	11%
Effects of foreign currency rate fluctuations	1,464			3,354
Non-GAAP adjusted professional service and other revenues (1)	$54,379		19%	$105,209		15%

Professional services and other billings:
GAAP professional services and other revenues	$52,915	$45,774	16%	$101,855	$91,671	11%
Change in professional services and other deferred revenue	1,196	3,213		190	8,305
Non-GAAP professional services and other billings	54,111	48,987	10%	102,045	99,976	2%
Effects of foreign currency rate fluctuations	1,464			3,354
Non-GAAP adjusted professional services and other billings (2)	$55,575		13%	$105,399		5%

Total revenues:
GAAP total revenues	$833,904	$631,056	32%	$1,622,830	$1,220,278	33%
Effects of foreign currency rate fluctuations	18,041			40,388
Non-GAAP adjusted total revenues (1)	$851,945		35%	$1,663,218		36%

Total billings:
GAAP total revenues	$833,904	$631,056	32%	$1,622,830	$1,220,278	33%
Change in total deferred revenue, unbilled receivables and customer deposits	37,111	34,810		105,716	134,974
Non-GAAP total billings	871,015	665,866	31%	1,728,546	1,355,252	28%
Effects of foreign currency rate fluctuations	18,478			42,041
Effects of fluctuations in billings duration	(6,115)			12,311
Non-GAAP adjusted total billings (2)	$883,378		33%	$1,782,898		32%

Cost of revenues:
GAAP subscription cost of revenues	$135,479	$101,699		$262,068	$197,097
Stock-based compensation	(19,117)	(12,538)		(35,139)	(23,829)
Amortization of purchased intangibles	(5,614)	(4,637)		(10,314)	(9,051)
Non-GAAP subscription cost of revenues	$110,748	$84,524		$216,615	$164,217

GAAP professional services and other cost of revenues	$62,668	$51,466		$122,331	$99,541
Stock-based compensation	(10,951)	(8,342)		(20,882)	(15,903)
Non-GAAP professional services and other cost of revenues	$51,717	$43,124		$101,449	$83,638

Gross profit (loss):
GAAP subscription gross profit	$645,510	$483,583		$1,258,907	$931,510
Stock-based compensation	19,117	12,538		35,139	23,829
Amortization of purchased intangibles	5,614	4,637		10,314	9,051
Non-GAAP subscription gross profit	$670,241	$500,758		$1,304,360	$964,390

GAAP professional services and other gross loss	$(9,753)	$(5,692)		$(20,476)	$(7,870)
Stock-based compensation	10,951	8,342		20,882	15,903
Non-GAAP professional services and other gross profit	$1,198	$2,650		$406	$8,033

GAAP gross profit	$635,757	$477,891		$1,238,431	$923,640
Stock-based compensation	30,068	20,880		56,021	39,732
Amortization of purchased intangibles	5,614	4,637		10,314	9,051
Non-GAAP gross profit	$671,439	$503,408		$1,304,766	$972,423

Gross margin:
GAAP subscription gross margin	83%	83%		83%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	1%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	86%		86%	85%

GAAP professional services and other gross margin	(18%)	(12%)		(20%)	(9%)
Stock-based compensation as % of professional services and other revenues	20%	18%		20%	18%
Non-GAAP professional services and other gross margin	2%	6%		0%	9%

GAAP gross margin	76%	76%		76%	76%
Stock-based compensation as % of total revenues	4%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	81%	80%		80%	80%

Operating expenses:
GAAP sales and marketing expenses	$393,895	$310,869		$755,304	$594,570
Stock-based compensation	(69,229)	(57,069)		(131,359)	(109,151)
Non-GAAP sales and marketing expenses	$324,666	$253,800		$623,945	$485,419

GAAP research and development expenses	$183,420	$127,916		$355,942	$245,184
Stock-based compensation	(50,041)	(33,780)		(93,623)	(62,378)
Amortization of purchased intangibles	(455)	(455)		(910)	(910)
Non-GAAP research and development expenses	$132,924	$93,681		$261,409	$181,896

GAAP general and administrative expenses	$85,442	$71,095		$169,898	$136,158
Stock-based compensation	(22,422)	(23,831)		(48,207)	(45,640)
Amortization of purchased intangibles	(1,950)	(959)		(3,837)	(1,835)
Business combination and other related costs	(173)	(597)		(146)	(664)
Non-GAAP general and administrative expenses	$60,897	$45,708		$117,708	$88,019

GAAP total operating expenses	$662,757	$509,880		$1,281,144	$975,912
Stock-based compensation	(141,692)	(114,680)		(273,189)	(217,169)
Amortization of purchased intangibles	(2,405)	(1,414)		(4,747)	(2,745)
Business combination and other related costs	(173)	(597)		(146)	(664)
Non-GAAP total operating expenses	$518,487	$393,189		$1,003,062	$755,334

Income (loss) from operations:
GAAP loss from operations	$(27,000)	$(31,989)		$(42,713)	$(52,272)
Stock-based compensation	171,760	135,560		329,210	256,901
Amortization of purchased intangibles	8,019	6,051		15,061	11,796
Business combination and other related costs	173	597		146	664
Non-GAAP income from operations	$152,952	$110,219		$301,704	$217,089

Operating margin:
GAAP operating margin	(3%)	(5%)		(3%)	(4%)
Stock-based compensation as % of total revenues	21%	21%		20%	21%
Amortization of purchased intangibles as % of total revenues	0%	1%		2%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	18%	17%		19%	18%

Net income (loss):
GAAP net loss	$(11,079)	$(52,746)		$(12,624)	$(42,124)
Stock-based compensation	171,760	135,560		329,210	256,901
Amortization of purchased intangibles	8,019	6,051		15,061	11,796
Business combination and other related costs	173	597		146	664
Amortization of debt discount and issuance costs for the convertible senior notes	8,269	15,498		16,437	32,562
Loss on early note conversions	—	3,093		—	3,873
Income tax expense effects related to the above adjustments	(39,617)	(16,891)		(81,763)	(67,906)
Non-GAAP net income	$137,525	$91,162		$266,467	$195,766

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.06)	$(0.30)		$(0.07)	$(0.24)
Non-GAAP net income per share - basic	$0.74	$0.51		$1.44	$1.11
Non-GAAP net income per share - diluted	$0.71	$0.49		$1.38	$1.05

GAAP weighted-average shares used to compute net loss per share - basic	186,677,622	177,343,176		184,418,903	176,418,984

GAAP weighted-average shares used to compute net loss per share - diluted	186,677,622	177,343,176		184,418,903	176,418,984
Effect of dilutive securities (stock options, restricted stock units and warrants) (3)	7,783,986	10,475,635		8,859,296	10,576,413
Non-GAAP weighted-average shares used to compute net income per share - diluted	194,461,608	187,818,811		193,278,199	186,995,397

Free cash flow:
GAAP net cash provided by operating activities	$243,735	$125,896		$604,583	$375,976
Purchases of property and equipment	(49,896)	(52,991)		(97,020)	(88,362)
Repayments of convertible senior notes attributable to debt discount	—	78,897		—	87,557
Non-GAAP free cash flow	$193,839	$151,802		$507,563	$375,171

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	29%	20%		37%	31%
Purchases of property and equipment as % of total revenues	(6%)	(8%)		(6%)	(7%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	12%		—%	7%
Non-GAAP free cash flow margin	23%	24%		31%	31%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Effect of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted-average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2019. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the three months ended March 31, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended June 30, 2019. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	September 30, 2019	September 30, 2018 (3)	Growth Rates

GAAP subscription revenues	$830 - $835 million	$627 million	32% - 33%

Effects of foreign currency rate fluctuations	6 million

Non-GAAP adjusted subscription revenues (1)	$836 - $841 million		33% - 34%

GAAP subscription revenues	$830 - $835 million	$627 million	32% - 33%

Change in subscription deferred revenue, unbilled receivables and customer deposits	18 million	47 million

Non-GAAP subscription billings	$848 - $853 million	$674 million	26% - 27%

Effects of foreign currency rate fluctuations	6 million

Effects of fluctuations in billings duration	3 million

Non-GAAP adjusted subscription billings (2)	$857 - $862 million		27% - 28%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	23%

GAAP weighted-average shares used to compute net income per share - diluted	198 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	195 million

	Twelve Months Ended
	December 31, 2019	December 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$3,245 - $3,255 million	$2,421 million	34%

Effects of foreign currency rate fluctuations	44 million

Non-GAAP adjusted subscription revenues (1)	$3,289 - $3,299 million		36%

GAAP subscription revenues	$3,245 - $3,255 million	$2,421 million	34%

Change in subscription deferred revenue, unbilled receivables and customer deposits	495 million	460 million

Non-GAAP subscription billings	$3,740 - $3,750 million	$2,881 million	30%

Effects of foreign currency rate fluctuations	47 million

Effects of fluctuations in billings duration	17 million

Non-GAAP adjusted subscription billings (2)	$3,804 - $3,814 million		32%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	0%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	21%

GAAP net cash provided by operating activities as % of total revenues	35%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	28%

GAAP weighted-average shares used to compute net loss per share - diluted (4)	187 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	7 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	194 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)
GAAP net income or loss for the year ending December 31, 2019 will depend in part on a number of factors, including income taxes, costs associated with non-cash charges associated with equity awards which vary depending on the grant date stock price and actual attainment for our performance-based RSUs, business combinations and other related benefits or expenses which are not known at this time.